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WHEN RECORDED RETURN TO:

     EMPS Research Corporation
     c/o Stephen H. Smoot
     875 Donner Way, Unit 705
     Salt Lake City, Utah 84108

                           ASSIGNMENT OF PATENTS

     WHEREAS, EMPS Corporation, a Nevada Corporation, is the owner of the entire right, title and interest in and to the United States Letters

Patents entitled:

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES
     Patent No. 5,439,117          Issued: August 8, 1995

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES
     Patent No. 5,772,043          Issued: June 30, 1998

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES
     Patent No. 6,095,337          Issued: August 1, 2000

and in and to the inventions defined in said patents.

     WHEREAS, EMPS Research Corporation, a Utah Corporation, located at 875

Donner Way, Unit 705, Salt Lake City, Utah 84108, is desirous of acquiring the entire right, title and interest in and to the said inventions and patents within the United States of America and its territorial possessions and within the countries foreign to the United States and any United States or foreign Letters Patents that may be granted therefor;

     NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the said EMPS Corporation by these presents does sell, assign and transfer unto EMPS Research Corporation all of its right, title and interest to the said inventions and patents and any and all divisions and continuations, substitutes and reissues of said patents and the entire right, title and interest in, to and under any and all Letters Patents of the United States and foreign countries that may issue or be granted on said inventions.

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EXECUTED this 14th day of February, 2001, at 136 East South Temple, Suite

1700-A, Salt Lake City, Utah  84111.



                         EMPS Corporation




                         By:____________________________________
                         LOUIS S. NAEGLE, President



                         Attest:______________________________
                         TIMOTHY L. ADAIR, Secretary
STATE OF UTAH            )
                         :ss
County of Salt Lake      )

     On _______________, 2001, before me personally appeared LOUIS S. NAEGLE and TIMOTHY L. ADAIR, known to me to be the persons described above and who signed the foregoing Assignment in my presence and acknowledged under oath before me that they have read the same and know the contents thereof and that the same is true of their own knowledge excepting as to matters therein alleged upon information and belief and as to those matters they believe them to be true, and that they executed the same as their free act and deed and for the purpose set forth therein as authorized by a Resolution of the Board of Directors of EMPS Corporation.




                              __________________________________
                              NOTARY PUBLIC

                              Residing At:

                              _________________________

My Commission Expires:

____________________


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